UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 19, 2003





                          McDERMOTT INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




  REPUBLIC OF PANAMA                      1-8430                   72-0593134
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 (State or other jurisdiction           (Commission)           (IRS Employer
     of incorporation)                  File No.)            Identification No.)





  1450 Poydras Street, New Orleans, Louisiana                  70112-6050
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 (Address of principal executive offices)                       (Zip Code)





Registrant's Telephone Number, including Area Code:  (504) 587-5400
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Item 5.              Other Events

           On June 19, 2003, McDermott International, Inc. issued a press release announcing that J. Ray McDermott recently encountered weather-related problems on a project off the coast of Argentina. A copy of the press release is attached as Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated by reference.







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                               McDERMOTT INTERNATIONAL INC.






                            By:    /s/Thomas A. Henzler
                               ---------------------------------------
                               Thomas A. Henzler
                               Vice President and Corporate Controller





June 20, 2003


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